                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 21.1

                                 SUBSIDIARIES OF
                             POLYMEDICA CORPORATION

                                                         STATE OR OTHER JURISDICTION OF
NAME                                                     INCORPORATION OR ORGANIZATION
----                                                     -----------------------------
PolyMedica Holdings, Inc.                                          Delaware

PolyMedica Securities, Inc.                                        Massachusetts

PolyMedica Healthcare, Inc.                                        Delaware

PolyMedica Pharmaceuticals (U.S.A.), Inc.                          Massachusetts

Liberty Healthcare Group, Inc.                                     Delaware

Liberty Lane Development Company, Inc.                             Florida

Liberty Home Pharmacy Corporation                                  Delaware



                                 SUBSIDIARIES OF
                         LIBERTY HEALTHCARE GROUP, INC.

Liberty Medical Supply, Inc.                                       Florida

Liberty Therapeutic Shoe Corporation                               Delaware
(formerly Liberty Enteral Products Corporation)

Liberty Marketplace, Inc.                                          Delaware

Liberty Commercial Health Services, Inc.                           Delaware

Liberty Value Pharmacy, Inc.                                       Delaware

Liberty Pharmacy, Inc.                                             Delaware

Liberty Direct Services Corporation                                Delaware



                                SUBSIDIARIES OF
                             LIBERTY PHARMACY, INC.

Liberty Medical Supply Pharmacy, Inc.                              Delaware





                                 SUBSIDIARIES OF
                    POLYMEDICA PHARMACEUTICALS (U.S.A.), INC.

Polymedica Pharmaceuticals Securities, Inc.                        Massachusetts

Polymedica Pharmaceuticals (Puerto Rico), Inc.                     Delaware

                                 SUBSIDIARIES OF
                     LIBERTY LANE DEVELOPMENT COMPANY, INC.

Liberty Lane Condominium                                               Florida
Association, Inc. (1/3 ownership)


                                 SUBSIDIARIES OF
                          LIBERTY MEDICAL SUPPLY, INC.

Liberty Lane Condominium                                               Florida
Association, Inc. (1/3 ownership)

Liberty Medical Supply LLC                                             Delaware


                                 SUBSIDIARIES OF
                       LIBERTY HOME PHARMACY CORPORATION

Liberty Lane Condominium                                               Florida
Association, Inc. (1/3 ownership)

Liberty Home Pharmacy LLC                                              Delaware



                                       2